UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 31, 2006
                                                --------------------------------

                              GSAMP Trust 2006-HE7
                    ----------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)



        Delaware                    333-132809-35                13-3387389
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation                 File Number              Identification No.
      of depositor)               of issuing entity)            of depositor)


85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)



Depositor's telephone number, including area code (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On October 31, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE7 Mortgage Pass-Through Certificates, Series 2006-HE7 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 31, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, The Bank of New York, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $811,968,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of October 27, 2006, by and between the Company and the Underwriter.

     The Class M-7, Class M-8, Class M-9. Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

     Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of October 27, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, The Bank of New York, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of October 31, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of October 31, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of October 31, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated October 24, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Assignment, Assumption and Recognition Agreement, dated October 31, 2006, by and between Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as Exhibit Y to Exhibit 4).

Exhibit 10.6 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as Exhibit Y to Exhibit 4).

Exhibit 10.7 Assignment, Assumption and Recognition Agreement, dated October 31, 2006, by and between Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as Exhibit Z to Exhibit 4).

Exhibit 10.8 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as Exhibit Z to Exhibit
                4).

Exhibit 10.9 Assignment, Assumption and Recognition Agreement, dated October 31, 2006, by and between Goldman Sachs Mortgage Company, NovaStar Mortgage, Inc. and GS Mortgage Securities Corp. (included as Exhibit AA to Exhibit 4).

Exhibit 10.10 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between NovaStar Mortgage, Inc. and Goldman Sachs Mortgage Company (included as Exhibit AA to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 15, 2006                   GS MORTGAGE SECURITIES
                                          CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            -------------
     1                     Underwriting Agreement, dated as of         (E)
                           October 27, 2006, by and between GS
                           Mortgage Securities Corp., as
                           depositor and Goldman, Sachs & Co.,
                           as underwriter.
     4                     Pooling and Servicing Agreement,            (E)
                           dated as of October 1, 2006, by and
                           among GS Mortgage Securities Corp.,
                           as depositor, Litton Loan Servicing
                           LP, as a servicer, Avelo Mortgage,
                           L.L.C., as a servicer, Wells Fargo
                           Bank, N.A., as securities
                           administrator and as master
                           servicer, The Bank of New York, as a
                           custodian, U.S. Bank National
                           Association, as a custodian,
                           Deutsche Bank National Trust
                           Company, as a custodian and LaSalle
                           Bank National Association, as
                           trustee.
    10.1                   Representations and Warranties              (E)
                           Agreement, dated as of October 31,
                           2006, by and between Goldman Sachs
                           Mortgage Company and GS Mortgage
                           Securities Corp. (included as Exhibit
                           S to Exhibit 4).
    10.2                   ISDA Master Agreement, dated as of          (E)
                           October 31, 2006, by and between
                           Goldman Sachs Mitsui Marine
                           Derivatives Products, L.P., the swap
                           provider, and Wells Fargo Bank, N.A.,
                           the securities administrator
                           (included as Exhibit X to Exhibit 4).
    10.3                   Schedule to the Master Agreement,           (E)
                           dated as of October 31, 2006, by and
                           between Goldman Sachs Mitsui Marine
                           Derivatives Products, L.P., the swap
                           provider, and Wells Fargo Bank, N.A.,
                           the securities administrator
                           (included as Exhibit X to Exhibit 4).
    10.4                   Confirmation, dated October 24,             (E)
                           2006, by and among Goldman Sachs
                           Capital Markets, L.P., Goldman Sachs
                           Mitsui Marine Derivatives Products,
                           L.P., the swap provider, Goldman
                           Sachs Mortgage Company, L.P., and
                           Wells Fargo Bank, N.A., the
                           securities administrator (included
                           as Exhibit X to Exhibit 4).
    10.5                   Assignment, Assumption and                  (E)
                           Recognition Agreement, dated October
                           31, 2006, by and between Goldman
                           Sachs Mortgage Company, Aames
                           Capital Corporation and GS Mortgage
                           Securities Corp. (included as
                           Exhibit Y to Exhibit 4).
    10.6                   Flow Mortgage Loan Purchase and             (E)
                           Warranties Agreement, dated as of
                           April 1, 2006, between Aames Capital
                           Corporation and Goldman Sachs
                           Mortgage Company (included as Exhibit
                           Y to Exhibit 4).
    10.7                   Assignment, Assumption and                  (E)
                           Recognition Agreement, dated October
                           31, 2006, by and between Goldman
                           Sachs Mortgage Company, First
                           Horizon Home Loan Corporation and GS
                           Mortgage Securities Corp. (included
                           as Exhibit Z to Exhibit 4).
    10.8                   Flow Mortgage Loan Purchase and             (E)
                           Warranties Agreement, dated as of May
                           1, 2006, between First Horizon Home
                           Loan Corporation and Goldman Sachs
                           Mortgage Company (included as Exhibit
                           Z to Exhibit 4).
    10.9                   Assignment, Assumption and                  (E)
                           Recognition Agreement, dated October
                           31, 2006, by and between Goldman
                           Sachs Mortgage Company, NovaStar
                           Mortgage, Inc. and GS Mortgage
                           Securities Corp. (included as
                           Exhibit AA to Exhibit 4).
    10.10                  Flow Mortgage Loan Purchase and             (E)
                           Warranties Agreement, dated as of May
                           1, 2006, between NovaStar Mortgage,
                           Inc. and Goldman Sachs Mortgage
                           Company (included as Exhibit AA to
                           Exhibit 4).